Exhibit 99.1

Cardtronics to Acquire Access to Money

Combined company to yield a solidified leadership position in both company-owned and merchant-owned ATM service delivery

HOUSTON and CHERRY HILL, N.J., Aug. 15, 2011 - Cardtronics, Inc. (NASDAQ: CATM) and Access to Money, Inc. (OTC BB: AEMI) today announced that they have entered into a definitive agreement under which Cardtronics USA, Inc., a wholly-owned subsidiary of Cardtronics, Inc., will acquire Access to Money.

Under the terms of the agreement, Cardtronics will acquire all of the outstanding shares of Access to Money for a cash payment of $0.285 per share and retire all of Access to Money's outstanding indebtedness.  The total cost to be paid at closing will be approximately $21.2 million.  The companies expect an early fourth quarter completion date for the transaction.  Access to Money provides ATM services to merchants and financial institutions, currently operating approximately 10,350 ATMs in the United States.

Combined Company Overview

Cardtronics is the world's largest retail ATM services provider, operating over 41,900 ATMs around the globe.  Access to Money has established itself as a leading operator of merchant-owned ATMs, having secured ATM services contracts for approximately 9,700 ATMs with local and regional merchants, as well as operating nearly 650 ATMs that are company-owned across the U.S.  Complementing Cardtronics' existing merchant-owned ATM operations, the combined company, including Access to Money's book of business, will operate nearly 18,000 merchant-owned ATMs, with customers ranging from single-store owners to well-known chain retailers.  In total, the combined company will operate approximately 52,250 ATMs - encompassing both company- and merchant-owned machines.

The combination also expands Cardtronics' portfolio of well-known merchant relationships to include Kangaroo Express convenience stores (the primary operating banner of The Pantry) and a leading quick service restaurant (QSR) franchisor specializing in coffee and doughnuts.  As part of a long-term contract announced in 2010, Access to Money operates approximately 1,400 ATMs throughout 11 Southeastern states for The Pantry, America's third largest company-operated convenience store chain.  As an authorized ATM services provider, Access to Money also provides ATM services at nearly 500 of the QSR franchisor's U.S. locations, with the opportunity to expand further into its extensive network of franchisees.  Additionally, Access to Money brings to the proposed merger a growing ATM services business focused on community banks and credit unions.

"Cardtronics' building and owning a proprietary ATM transaction processing infrastructure has helped unlock economies of scale on the company-owned ATM side of our business for a number of years now.  The Access to Money acquisition not only offers the opportunity to extend our reach with leading retail brands, including Kangaroo Express, but it also allows us to bring a new level of scale to our merchant-owned business," said Steve Rathgaber, chief executive officer, Cardtronics.

Transaction Details

Cardtronics will acquire all of the outstanding shares of Access to Money for a cash payment of $0.285 per share.  The total cash consideration at closing will be approximately $21.2 million, inclusive of debt repayment.  Up to an additional $5.25 million of consideration may be made to a subordinated lender of Access to Money, contingent upon the achievement of certain future performance thresholds that have been established for the acquired operations.  In connection with the above, Access to Money's total outstanding indebtedness of $22.8 million will be considered retired in full as of the closing date.  Cardtronics will fund the acquisition with its operating cash flow and its existing bank revolving line of credit.

2011 & 2012 Guidance

Cardtronics expects that the transaction will be neutral to adjusted net income per share in 2011, accretive to adjusted net income per share in 2012 and increasingly accretive going forward as synergies are fully realized.  Cardtronics will update its financial guidance for 2011 to include the acquisition of Access to Money following the completion of the transaction.  In the interim, Cardtronics reiterates the guidance it previously provided in August.

Conference Call and Webcast

Neither Cardtronics nor Access to Money has scheduled a conference call or a webcast in conjunction with this announcement.

Approvals and Anticipated Closing

The transaction is subject to approval by Access to Money's stockholders and the satisfaction of customary closing conditions.

Due to the size of the transaction, no filing is required under the Hart-Scott-Rodino Antitrust Improvements Act.  Cardtronics and Access to Money expect to complete the transaction early in the fourth quarter of 2011.

Additional Information for Stockholders

In connection with the proposed merger, Access to Money will file a proxy statement with the Securities and Exchange Commission (SEC).  This communication is not a solicitation of a proxy from any stockholder of Access to Money.  Before making any voting decision, Access to Money's stockholders are urged to read the proxy statement regarding the merger and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed merger.  The proxy statement and other documents will be available free of charge at the SEC's Web site, http://www.sec.gov.  Stockholders and investors in Access to Money will also be able to obtain the proxy statement and other documents free of charge by directing their requests to Access to Money, Investor Relations, 1-856-414-9100.

No approval from the stockholders of Cardtronics will be required in order to complete the merger.

Participants in the Solicitation

Access to Money and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger.  Information regarding Access to Money's directors and executive officers is set forth in Access to Money's proxy statement for its annual meeting of stockholders held on June 8, 2011 and Annual Report on Form 10-K for the year ended December 31, 2010, previously filed with the SEC.  Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements -Cardtronics

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements give Cardtronics' ("the Company's") current expectations or forecasts of future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources.  The forward-looking statements contained in this release include, among other things, statements concerning projections, predictions, expectations, estimates or forecasts as to the Company's business, financial and operational results and future economic performance, and statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts, including the expectation of operational and financial results from the contribution of the recently acquired businesses and the expected contribution from the Access to Money acquisition.  These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.  These risks and uncertainties include, but are not limited to, the following:

•	the Company's financial outlook and the financial outlook of the ATM industry;
•
the Company's ability to respond to recent and future regulatory changes, including possible effects from the Dodd-Frank Wall Street Reform and Consumer Protection Act which could result in different behavior by consumers, retailers and banks;

•	the Company's ability to respond to potential reductions in the amount of interchange fees that it receives from global and regional debit networks for transactions conducted on its ATMs;
•	the Company's ability to provide new ATM solutions to retailers and financial institutions;
•	the Company's ATM vault cash rental needs, including potential liquidity issues with its vault cash providers;
•	the continued implementation of the Company's corporate strategy;
•	the Company's ability to compete successfully with new and existing competitors;
•	the Company's ability to renew and strengthen its existing customer relationships and add new customers;
•	the Company's ability to meet the service levels required by its service level agreements with its customers;
•	the Company's ability to pursue and successfully integrate acquisitions;
•	the Company's ability to successfully manage its existing international operations and to continue to expand internationally;
•	the Company's ability to prevent security breaches;
•	the Company's ability to manage the risks associated with its third-party service providers failing to perform their contractual obligations;
•	the Company's ability to manage concentration risks with key customers, vendors and service providers;
•	changes in interest rates and foreign currency rates; and
•	the additional risks the Company is exposed to in its U.K. armored transport business.

Other factors that could cause the Company's actual performance or results to differ from its projected results are described in its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.  You should not read forward-looking statements as a guarantee of future performance or results.  They will not necessarily be accurate indications of the times at or by which such performance or results will be achieved.  Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events.  The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

Cautionary Note Regarding Forward-Looking Statements -Access to Money

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  All statements of Access To Money and its officers contained herein other than statements of historical facts included herein, including without limitation, statements regarding our future financial position, business strategy, budgets, projected sales, projected costs and plans and objective of management for future operations, are forward-looking statements.  In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expects," "intends," "plans," "projects," "estimates," "anticipates," "should" or "believes" or the negative thereof or any variation there on or similar terminology or expressions.  These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements.  Although Access to Money believes that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct.  Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: a decline in ATM transaction volume or fees, changes in technology standards, regulatory changes to interchange fees charged by electronic funds transfer networks, intense competition which could reduce net revenue per ATM or result in us deploying fewer ATMs, increases in interest rates, the inability to obtain cash for our ATMs, disruption of cash replenishment by armored car carriers to our ATMs, reduction in the number of transacting ATMs, availability of credit, , and statements of assumption underlying any of the foregoing, as well as other factors set forth under the caption "Risk Factors" in Access To Money's Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission and other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing.  Except as required by law, Access to Money assumes no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations, or otherwise or to reflect events or circumstances after the date hereof.

About Access to Money, Inc.

Access to Money, Inc. is one of the largest providers and non-bank operators of ATMs in the United States.  With approximately 10,350 terminals under contract, its customers range from national specialty stores, retailers and credit unions to individual convenience stores, and are located throughout all 50 states.

About Cardtronics, Inc.

Cardtronics (NASDAQ: CATM) is the world's largest retail ATM owner.  The Company operates over 37,400 ATMs in the United States, the United Kingdom, Mexico, and the Caribbean, primarily with well-known retailers such as 7-Eleven, Chevron, Costco, CVS/pharmacy, ExxonMobil, Hess, Rite Aid, Safeway, Target, and Walgreens.  Cardtronics also assists in the operation of approximately 4,500 ATMs under managed services contracts with customers such as Kroger, Travelex, and Circle K.  In addition to its retail ATM operations, the Company provides services to large and small banks, credit unions, and prepaid card issuers, allowing them to place their brands on 14,900 Cardtronics' ATMs and providing surcharge-free access through Cardtronics' Allpoint Network.  www.cardtronics.com.

Contact Information:

Cardtronics -Media
Nick Pappathopoulos
Director -Public Relations
832-308-4396
npappathopoulos@cardtronics.com

Cardtronics -Investors
Chris Brewster
Chief Financial Officer
832-308-4128
cbrewster@cardtronics.com

Access to Money -Media
Richard Stern President & CEO
856-414-9100
rstern@accesstomoney.com

Access to Money -Investors
Jeanette LaPointe
856-414-9100
jlapointe@accesstomoney.com

Cardtronics and Allpoint are registered trademarks of Cardtronics, Inc.

All other trademarks are the property of their respective owners.

Access to Money is a registered trademark of Access to Money, Inc.